UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  April 7, 2005

Fastclick, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51226	77-0540202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Olive Street
Santa Barbara, CA 93101

(Address of principal executive offices) (Zip Code)

(805) 568-5334

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                   Entry into a Material Definitive Agreement.

On April 7, 2005, Fastclick, Inc. (the “Registrant”) entered into an Office Lease Agreement (the ”Lease Agreement”) with Wilshire Limited Partnership (“Wilshire”), a Delaware limited partnership.  Pursuant to the Lease Agreement, the Registrant will lease from Wilshire approximately 8,777 square feet of space located at 10960 Wilshire Boulevard, Los Angeles, California.  The Lease Agreement expires on November 30, 2010.  Attached to this Current Report on Form 8-K as Exhibit 10.1 is a copy of the Lease Agreement.

Item 9.01                                   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Office Lease Agreement, by and between Fastclick, Inc. and Wilshire Limited Partnership, dated April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2005	Fastclick, Inc.

/s/ Fred J. Krupica
Fred J. Krupica
Chief Financial Officer